UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23330

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/20

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

ANNUAL REPORT March 31, 2020

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc., covering the period from August 30, 2019 (commencement of operations) through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equity markets benefited from the U.S. Federal Reserve’s (the “Fed”) more accommodative stance on interest rate cuts. Trade tensions between the U.S. and China emerged at times, disrupting markets, but the pace of the U.S. economy remained steady, and stocks rose in mid-2019. Volatility subsequently returned, when investors grew more concerned about the state of the global economy. However, stocks eventually rebounded, rallying through the end of the calendar year due to supportive interest rate cuts and the announcement of a trade deal between the U.S. and China. Early in 2020, concerns about the coronavirus roiled markets, compounded by an oil price war between Saudi Arabia and Russia. By the end of the reporting period, stocks had posted significant declines.

Fixed-income markets benefited from Fed interest rate cuts and from investor concerns about an economic slowdown. Responding to global economic concerns, the Fed reduced rates in July, September and October 2019. This brought the cumulative reduction in the federal funds rate during the period to 75 basis points. As stocks subsequently rallied, Treasury bonds declined and rates across much of the yield curve rose until early in 2020, when the potential threat posed by COVID-19 began to emerge. This caused rates on the intermediate- and long-dated portions of the Treasury curve to fall during the first quarter of 2020. March 2020 saw significant volatility, when the Fed responded to increasing concerns about COVID-19 with two emergency rate cuts, bringing the federal funds rate to near zero.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

April 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from the fund’s inception on August 30, 2019 through March 31, 2020, as provided by Chris Barris, Kevin Cronk, Hiram Hamilton, Leland Hart and Suhail A. Shaikh, Portfolio Managers

Market and Fund Performance Overview

For the period since inception August 30, 2019 through March 31, 2020, BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. produced a total return of -26.60% on a net-asset-value basis. Over the same time period, the fund paid dividends, in the aggregate, of $1.625 per share.1,2 In comparison, the ICE BofA Merrill Lynch Global High Yield Index (the “Index”), the fund’s benchmark, posted a total return of -10.89% for the same period.3

Global high yield fixed income instruments produced negative returns over the reporting period, amid concerns over economic growth and market volatility brought on by COVID-19. The fund underperformed the Index, due in part to its heavy weighting towards structured credit.

The Fund’s Investment Approach

The fund seeks to provide total return consisting of high current income and capital appreciation. The fund normally will invest at least 80% of its managed assets in credit instruments and other investments with similar economic characteristics, including: first and second lien senior secured loans, as well as investments in participations and assignments of such loans; senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; unitranche loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. The fund’s assets will be allocated to certain credit strategies, focusing on (i) senior secured loans; (ii) direct lending and subordinated loans; (iii) special situations; (iv) structured credit; and (v) corporate debt. The fund expects to invest a substantial portion of its managed assets, and may invest without limit, in credit instruments that, at the time of investment, are rated below investment grade, or, if unrated, determined to be of comparable quality by Alcentra.

Central Bank Policy, Geopolitics and Disease Influence Markets

In the summer of 2019, there were concerns over slowing economic growth and inflation floundered. The U.S. Federal Reserve (the “Fed”) decided to provide additional stimulus by cutting the federal funds rate three times throughout the summer and fall of 2019, each time by 25 basis points. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger, forward-looking economic data.

However, volatility reentered the picture in January 2020. An outbreak of COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020. Perception of increased economic risk caused several areas of the bond market to begin a pullback in late February. March 2020 brought heightened volatility as the virus spread. Nationwide stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive job layoffs. In addition, a conflict between Saudi Arabia and Russia regarding oil production caused energy security prices to plummet, amplifying the tension.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The Fed cut rates twice in March in an attempt to support the economy and market valuations. Spreads widened significantly in a short time, placing significant downward pressure on risk asset prices. Corporate high yield spreads widened due to concerns over the economic slowdown and its effect on corporate balance sheet health. In addition, a significant number of corporate high yield issuers are energy companies, which was cause for additional concern given the significant decline in oil prices. Structured credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car loans.

Allocation to Structured Credit Constrains Results

Over the reporting period, the fund’s allocation to structured credit provided the largest absolute and relative headwind to performance. The asset class as a whole underperformed the broader fixed income market for the period, particularly during the March volatility. In general, the asset class’s lower liquidity helped contribute to more severe price declines. The fund’s relatively large allocation to structured credit constrained results. Within the fund, mezzanine B-rated credit and CLO equity were the worst performing segment of the asset class. While the global high yield and global loan sleeves of the fund experienced losses on an absolute basis, the asset class performed in line with its respective benchmarks.

Conversely, relative returns were assisted by sector allocation across the fund’s asset classes. Several sectors experienced amplified losses during the period, due to the closure of non-essential businesses. Examples of these sectors include leisure, gaming and hotels. Energy issuers also saw depressed valuations due to the Saudi Arabia/Russia oil conflict. The fund had limited exposure to these sectors, which benefited relative performance. Overweights to health care, pharmaceuticals and telecommunications also provided a tailwind, as these areas tended to outperform the broader market during the period. From an asset class perspective, the best driver of outperformance was U.S. loans. Within the loans allocation, overweight positioning to packaging and utilities, which are defensive sectors, contributed to results.

Finding Opportunity amid Volatility

It is our opinion that considerable uncertainty currently exists regarding the economic impact of the COVID-19 outbreak. We believe that, over time, this lack of visibility will correct itself. In the meantime, we are spending a significant amount of time carefully examining each position in the portfolio and determining the liquidity profiles of the issuers. To remain viable during this challenging time, it is paramount that corporate issuers have the ability to continue to pay their fixed costs or to reduce their costs to meet their coupon payments, despite the current economic climate. We have addressed what we believe are the credits with the shorter runway and have migrated the portfolio up in quality in light of a more uncertain economic environment post-virus.

Given this environment, our team has been favoring high yield credit over loans right now, as we feel there are more interesting opportunities in that space. In addition, we think the technicals are more supportive in the high yield market. The special situations allocation within the fund is intended to take advantage of market dislocations like those we have seen in the wake of the COVID-19 related volatility. The fund’s allocation to special situations may migrate higher in the future as opportunities present themselves. Structured credit has recently seen the most intense pricing pressure of the areas in which we invest. We are currently finding opportunities among higher quality credits, such as those rated A and BBB, particularly within collateralized loan obligation (CLO) securities.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 On February 28, 2020, the fund declared a cash dividend of $2.00 per share of common stock, payable on April 1, 2020 to shareholders of record as of the close of business on March 13, 2020. The ex-dividend date was March 12, 2020. The aggregate dividend figures noted above do not reflect this dividend, which was paid outside the reporting period.

3 Source: FactSet — The ICE BofA Merrill Lynch Global High Yield Index is a measure of the global high yield debt market. The index represents the union of the U.S. high yield, the pan-European high yield and emerging-markets, hard currency, high yield indices. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized debt obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund will invest typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Although the Senior Secured Loans in which the fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan default, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

STATEMENT OF INVESTMENTS

March 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9%
Advertising - .3%
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	726,000	[c]	615,285
Aerospace & Defense - .6%
Bombardier, Sr. Unscd. Notes		6.13	1/15/2023	255,000	[c]	181,370
Bombardier, Sr. Unscd. Notes		7.88	4/15/2027	1,250,000	[c]	871,969
TransDigm, Gtd. Notes		5.50	11/15/2027	70,000	[c]	63,214
					1,116,553
Automobiles & Components - 2.0%
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	345,000	[c]	278,587
Ford Motor Credit, Sr. Unscd. Notes	EUR	3.02	3/6/2024	240,000		216,835
Ford Motor Credit, Sr. Unscd. Notes		3.22	1/9/2022	200,000		187,500
Ford Motor Credit, Sr. Unscd. Notes		3.81	10/12/2021	200,000		192,000
Ford Motor Credit, Sr. Unscd. Notes		3.82	11/2/2027	200,000		167,000
Ford Motor Credit, Sr. Unscd. Notes		4.06	11/1/2024	200,000		182,500
Ford Motor Credit, Sr. Unscd. Notes		4.27	1/9/2027	200,000		171,500
Ford Motor Credit, Sr. Unscd. Notes		4.54	8/1/2026	200,000		176,000
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	400,000		343,000
Panther BF Aggregator 2, Gtd. Notes		8.50	5/15/2027	1,025,000	[c]	899,899
Tenneco, Gtd. Notes		5.00	7/15/2026	185,000		117,489
Tenneco, Sr. Scd. Bonds	EUR	5.00	7/15/2024	810,000	[c]	602,639
Tenneco, Sr. Scd. Bonds	EUR	5.00	7/15/2024	390,000		290,159
					3,825,108
Banks - .2%
Bank of America, Jr. Sub. Bonds, Ser. U		5.20	6/1/2023	150,000		143,927
Citigroup, Jr. Sub. Bonds		5.95	1/30/2023	150,000		145,154
					289,081
Building Materials - .5%
Cornerstone Building Brands, Gtd. Notes		8.00	4/15/2026	720,000	[c]	624,654
Griffon, Gtd. Notes		5.75	3/1/2028	310,000	[c]	293,144
					917,798
Chemicals - .9%
Consolidated Energy Finance, Gtd. Notes		6.50	5/15/2026	445,000	[c]	377,601
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	395,000	[c]	386,112
Kraton Polymers, Gtd. Notes		7.00	4/15/2025	655,000	[c]	585,197
Venator Finance, Gtd. Notes		5.75	7/15/2025	355,000	[c]	279,562
					1,628,472
Collateralized Loan Obligations Debt - 38.3%
Adagio CLO VIII, Ser. 8A, Cl. E, 3 Month EURIBOR +6.03% @ Floor	EUR	6.03	4/15/2032	3,000,000	[c,d]	2,163,744

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Collateralized Loan Obligations Debt - 38.3% (continued)
Allegro CLO VI, Ser. 2017-2A, CI. C, 3 Month LIBOR +1.80%		3.64	01/17/2031	640,000	[c,d]	548,096
Armada Euro CLO III, Ser. 3A, Cl. E, 3 Month EURIBOR +5.60% @ Floor	EUR	5.60	7/15/2031	3,300,000	[c,d]	2,296,569
Barings CLO, Ser. 2019-4A, CI. E, 3 Month LIBOR +7.39%		9.29	1/15/2033	3,000,000	[c,d]	1,846,416
Barings Euro CLO, Ser. 2018-3A, Cl. E, 3 Month EURIBOR +5.79% @ Floor	EUR	5.79	7/27/2031	2,150,000	[c,d]	1,543,544
Barings Euro CLO, Ser. 2019-1A, CI. E, 3 Month EURIBOR +6.55% @ Floor	EUR	6.55	10/21/2032	1,500,000	[c,d]	1,130,300
Battalion CLO, Ser. 2017-11A, CI. E, 3 Month LIBOR +5.98%		7.78	10/24/2029	2,700,000	[c,d]	1,741,184
Blackrock European CLO VIII, Ser. 8A, Cl. E, 3 Month EURIBOR +5.75% @ Floor	EUR	5.75	7/20/2032	2,000,000	[c,d]	1,444,228
BlueMountain CLO, Ser. 2016-2A, CI. DR, 3 Month LIBOR +7.79%		9.48	8/20/2032	2,250,000	[c,d]	1,471,210
Cairn CLO VI, Ser. 2016-6A, CL. FR, 3 Month EURIBOR +8.25% @ Floor	EUR	8.25	7/25/2029	2,700,000	[c,d]	1,990,542
Carlyle Euro CLO, Ser. 2019-1A, CI. D, 3 Month EURIBOR +6.12% @ Floor	EUR	6.12	3/15/2032	4,200,000	[c,d]	2,570,860
Carlyle Global Market Strategies Euro CLO, Ser. 2014-2A, Cl. DRR, 3 Month EURIBOR +5.70% @ Floor	EUR	5.70	11/17/2031	2,034,000	[c,d]	1,447,634
Carlyle Global Market Strategies Euro CLO, Ser. 2015-1A, CI. ER, 3 Month EURIBOR +8.03% @ Floor	EUR	8.03	1/16/2033	1,000,000	[c,d]	474,247
Carlyle Global Market Strategies Euro CLO, Ser. 2016-2A, CI. DR, 3 Month EURIBOR +6.15% @ Floor	EUR	6.15	1/18/2030	4,800,000	[c,d]	3,821,167
Contego CLO VII, Ser. 7A, Cl. F, 3 Month EURIBOR +8.76% @ Floor	EUR	8.76	5/14/2032	3,500,000	[c,d]	2,361,779
Crosthwaite Park CLO, Ser. 1A, Cl. D, 3 Month EURIBOR +6.20% @ Floor	EUR	6.20	3/15/2032	1,000,000	[c,d]	763,914
Crown Point CLO 8, Ser. 2019-8A, Cl. E, 3 Month LIBOR +7.10%		8.92	10/20/2032	3,000,000	[c,d]	1,805,157
CVC Cordatus Loan Fund CLO XIV, Ser. 14A, Cl. E, 3 Month EURIBOR +5.90% @ Floor	EUR	5.90	5/22/2032	3,000,000	[c,d]	2,207,214
Dryden 66 EURO CLO, Ser. 2018-66A, CI. E, 3 Month EURIBOR +5.41% @ Floor	EUR	5.41	1/18/2032	2,000,000	[c,d]	1,476,600
Elevation CLO, Ser. 2013-1A, Cl. D1R2, 3 Month LIBOR +7.65%		9.34	8/15/2032	2,500,000	[c,d]	1,605,265

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Collateralized Loan Obligations Debt - 38.3% (continued)
Jamestown CLO XIV, Ser. 2019-14A, CI. D, 3 Month LIBOR +7.04%		8.95	10/20/2032	3,000,000	[c,d]	1,776,969
KKR CLO 17, Ser. 17, Cl. E, 3 Month LIBOR +6.20%		8.03	4/15/2029	3,000,000	[c,d]	1,725,300
KVK CLO, Ser. 2016-1A, CI. E, 3 Month LIBOR +7.90%		9.73	1/15/2029	4,000,000	[c,d]	2,564,000
Marathon CLO 14, Ser. 2019-2A, Cl. C2, 3 Month LIBOR +5.97%		7.87	1/20/2033	1,000,000	[c,d]	823,124
Marble Point CLO XV, Ser. 2019-1A, Cl. E, 3 Month LIBOR +6.83%		8.64	7/23/2032	3,000,000	[c,d]	1,773,300
MidOcean Credit CLO X, Ser. 2019-10A, CI. E, 3 Month LIBOR +7.44%		9.25	10/23/2032	4,000,000	[c,d]	2,435,016
Northwoods Capital CLO 20, Ser. 2019-20A, CI. E, 3 Month LIBOR +7.85%		9.75	1/25/2030	3,000,000	[c,d]	2,090,253
Ocean Trails CLO VI, Ser. 2016-6A, CI. ER, 3 Month LIBOR +7.45%		9.28	7/15/2028	1,500,000	[c,d]	1,046,086
Octagon Investment Partners CLO 20-R, Ser. 2019-4A, Cl. E, 3 Month LIBOR +6.80%		8.51	5/12/2031	4,000,000	[c,d]	2,481,200
Purple Finance CLO 2, Ser. 2A, Cl. E, 3 Month EURIBOR +6.40% @ Floor	EUR	6.40	4/20/2032	2,600,000	[c,d]	1,841,554
Purple Finance CLO 2, Ser. 2A, Cl. F, 3 Month EURIBOR +8.84% @ Floor	EUR	8.84	4/20/2032	2,300,000	[c,d]	1,470,416
RRE 2 Loan Management CLO, Ser. 2A, Cl. E, 3 Month EURIBOR +5.80% @ Floor	EUR	5.80	1/15/2032	2,000,000	[c,d]	1,434,107
Sound Point CLO XXIII, Ser. 2019-2A, Cl. E, 3 Month LIBOR +6.71%		8.54	4/15/2032	4,750,000	[c,d]	2,779,980
THL Credit Wind River CLO, Ser. 2019-3A, Cl. E, 3 Month LIBOR +6.55%		8.38	4/15/2031	3,000,000	[c,d]	1,746,726
Toro European CLO 3, Ser. 3A, CI. E, 3 Month EURIBOR +5.60% @ Floor	EUR	5.60	4/15/2030	3,000,000	[c,d]	2,051,394
Toro European CLO 6, Ser. 6A, Cl. E, 3 Month EURIBOR +6.49% @ Floor	EUR	6.49	1/12/2032	1,385,000	[c,d]	1,074,249
Toro European CLO 6, Ser. 6A, Cl. F, 3 Month EURIBOR +8.49% @ Floor	EUR	8.49	1/12/2032	2,745,000	[c,d]	1,820,106
Trimaran CAVU CLO, Ser. 2019-2A, Cl. D, 3 Month LIBOR +6.95%		8.86	11/26/2032	1,750,000	[c,d]	1,022,637
Voya Euro CLO II, Ser. 2A, Cl. E, 3 Month EURIBOR +5.90% @ Floor	EUR	5.90	7/15/2032	3,200,000	[c,d]	2,269,165

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Collateralized Loan Obligations Debt - 38.3% (continued)
Wellfleet CLO X, Ser. 2019-XA, CI. D, 3 Month LIBOR +7.03%		8.85	4/20/2032	4,000,000	[c,d]	2,550,652
					71,485,904
Collateralized Loan Obligations Equity - 6.3%
Armada Euro CLO II, Ser. 2A, CI. SUB	EUR	6.68	11/15/2031	2,670,000	[c,e]	1,326,686
Blackrock European CLO IV, Ser. 4A, CI. SUB	EUR	0.00	7/15/2030	5,822,000	[c,e]	2,728,961
Blackrock European CLO VIII, Ser. 8A, Cl. SUB	EUR	1.30	7/20/2032	1,425,000	[c,e]	805,462
BlueMountain Fuji CLO III, Ser. 3A, CI. SUB	EUR	0.00	1/15/2031	3,000,000	[c,e]	1,571,632
Harvest CLO XV, Ser. 15A, CI. SUB	EUR	9.27	5/22/2029	2,000,000	[c,e]	910,850
Harvest CLO XX, Ser. 20A, Cl. SUB	EUR	0.00	10/20/2031	2,100,000	[c,e]	1,071,192
KVK CLO, Ser. 2016-1A, CI. SUB		6.40	1/15/2029	10,000,000	[c,e]	1,350,000
Madison Park Funding X CLO, Ser. 2012-10A, Cl. SUB		7.07	1/20/2029	5,000,000	[c,e]	1,505,991
Providus CLO II, Ser. 2A, Cl. SUB	EUR	0.00	7/15/2031	1,000,000	[c,e]	391,529
					11,662,303
Commercial & Professional Services - 4.4%
APX Group, Sr. Scd. Notes		6.75	2/15/2027	285,000	[c]	238,153
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	2,900,000		1,873,904
La Financiere Atalian, Gtd. Notes	GBP	6.63	5/15/2025	4,000,000		2,853,104
Loxam, Sr. Sub. Notes	EUR	4.50	4/15/2027	310,000		187,644
Midas Intermediate Holdco II, Gtd. Notes		7.88	10/1/2022	290,000	[c]	188,046
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	850,000	[c]	745,900
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	405,000	[c]	352,350
Verisure Midholding AB, Gtd. Bonds	EUR	5.75	12/1/2023	330,000	[c]	320,315
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	1,230,000	[c]	1,237,005
WW International, Gtd. Notes		8.63	12/1/2025	315,000	[c]	272,867
					8,269,288
Consumer Discretionary - 1.4%
Allen Media, Gtd. Notes		10.50	2/15/2028	390,000	[c]	321,467
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	225,000	[c]	179,437
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	310,000	[c]	285,975
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	795,000	[c]	734,377
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	390,000	[c]	346,113
Scientific Games International, Gtd. Notes	EUR	5.50	2/15/2026	480,000		365,942

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Consumer Discretionary - 1.4% (continued)
Scientific Games International, Gtd. Notes		8.25	3/15/2026	565,000	[c]	364,839
					2,598,150
Diversified Financials - 2.3%
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	1,280,000		1,493,096
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	1,050,000	[c]	942,380
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/2022	1,400,000		1,217,258
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/2024	120,000		128,185
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	465,000	[c]	397,866
Navient, Sr. Unscd. Notes		7.25	9/25/2023	50,000		49,374
					4,228,159
Energy - 4.0%
Antero Midstream Partners, Gtd. Notes		5.75	1/15/2028	430,000	[c]	278,457
Blue Racer Midstream, Sr. Unscd. Notes		6.63	7/15/2026	960,000	[c]	565,001
Centennial Resource Production, Gtd. Notes		6.88	4/1/2027	1,175,000	[c]	296,062
CGG, Scd. Bonds		5.70	2/21/2024	2,086,550		2,034,386
Crestwood Midstream Partners, Gtd. Notes		5.75	4/1/2025	315,000		182,709
CrownRock, Sr. Unscd. Notes		5.63	10/15/2025	460,000	[c]	242,636
CVR Energy, Gtd. Bonds		5.75	2/15/2028	285,000	[c]	215,175
Enviva Partners, Gtd. Notes		6.50	1/15/2026	425,000	[c]	417,562
Genesis Energy, Gtd. Notes		6.25	5/15/2026	515,000		372,624
Genesis Energy, Gtd. Notes		7.75	2/1/2028	210,000		146,989
Laredo Petroleum, Gtd. Notes		9.50	1/15/2025	45,000		18,169
Laredo Petroleum, Gtd. Notes		10.13	1/15/2028	20,000		7,750
Matador Resources, Gtd. Notes		5.88	9/15/2026	820,000		235,524
Murphy Oil, Sr. Unscd. Notes		5.88	12/1/2027	100,000		52,655
Nabors Industries, Gtd. Notes		5.75	2/1/2025	185,000		42,318
Nabors Industries, Gtd. Notes		7.25	1/15/2026	110,000	[c]	38,225
Nabors Industries, Gtd. Notes		7.50	1/15/2028	115,000	[c]	37,663
Occidental Petroleum, Sr. Unscd. Notes		2.90	8/15/2024	150,000		81,901
Occidental Petroleum, Sr. Unscd. Notes		3.50	8/15/2029	155,000		73,007
Occidental Petroleum, Sr. Unscd. Notes		5.55	3/15/2026	105,000		55,913
Occidental Petroleum, Sr. Unscd. Notes		6.45	9/15/2036	210,000		100,647

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Energy - 4.0% (continued)
Occidental Petroleum, Sr. Unscd. Notes		6.95	7/1/2024	80,000		45,249
PBF Holding, Gtd. Notes		6.00	2/15/2028	350,000	[c]	238,000
PDC Energy, Gtd. Notes		5.75	5/15/2026	280,000		158,683
Precision Drilling, Gtd. Notes		7.13	1/15/2026	390,000	[c]	132,032
Shelf Drilling Holdings, Gtd. Notes		8.25	2/15/2025	1,000,000	[c]	503,000
SM Energy, Sr. Unscd. Notes		5.63	6/1/2025	35,000		9,844
Southwestern Energy, Gtd. Notes		7.50	4/1/2026	430,000		284,907
Summit Midstream Holdings, Gtd. Notes		5.75	4/15/2025	555,000		65,903
USA Compression Partners, Gtd. Notes		6.88	9/1/2027	930,000		581,761
					7,514,752
Environmental Control - .3%
GFL Environmental, Sr. Unscd. Notes		7.00	6/1/2026	30,000	[c]	29,294
GFL Environmental, Sr. Unscd. Notes		8.50	5/1/2027	267,000	[c]	269,737
Harsco, Gtd. Notes		5.75	7/31/2027	370,000	[c]	345,179
					644,210
Food Products - .2%
Albertsons, Gtd. Notes		4.88	2/15/2030	150,000	[c]	149,625
Post Holdings, Gtd. Notes		4.63	4/15/2030	185,000	[c]	178,525
					328,150
Forest Products & Other - .2%
Mercer International, Sr. Unscd. Notes		5.50	1/15/2026	425,000		326,156
Health Care - 2.8%
Bausch Health, Gtd. Notes		5.00	1/30/2028	75,000	[c]	71,565
Bausch Health, Gtd. Notes		5.25	1/30/2030	75,000	[c]	70,688
Bausch Health, Gtd. Notes		7.25	5/30/2029	1,165,000	[c]	1,215,503
Cheplapharm Arzneimittel GmbH, Sr. Scd. Notes	EUR	3.50	2/11/2027	170,000	[c]	173,431
Community Health Systems, Sr. Scd. Notes		6.63	2/15/2025	428,000	[c]	399,110
Hologic, Gtd. Notes		4.38	10/15/2025	125,000	[c]	124,568
Nidda BondCo, Sr. Unscd. Bonds	EUR	7.25	9/30/2025	775,000		763,372
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		6.63	5/15/2022	280,000	[c]	266,695
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.25	2/1/2028	395,000	[c]	342,623
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	640,000	[c]	500,788
Select Medical, Gtd. Notes		6.25	8/15/2026	250,000	[c]	251,376

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Health Care - 2.8% (continued)
West Street Merger Sub, Sr. Unscd. Notes		6.38	9/1/2025	1,200,000	[c]	1,055,004
					5,234,723
Industrial - 1.4%
Brand Industrial Services, Sr. Unscd. Notes		8.50	7/15/2025	760,000	[c]	602,429
Gates Global, Gtd. Notes		6.25	1/15/2026	815,000	[c]	725,762
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	445,000	[c]	330,181
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	1,205,000	[c]	1,014,571
					2,672,943
Information Technology - .5%
Change Healthcare Holdings, Sr. Unscd. Notes		5.75	3/1/2025	260,000	[c]	242,442
Dun & Bradstreet, Sr. Unscd. Notes		10.25	2/15/2027	570,000	[c]	607,363
					849,805
Insurance - 1.8%
AmWINS Group, Gtd. Notes		7.75	7/1/2026	730,000	[c]	718,895
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	780,000	[c]	724,263
HUB International, Sr. Unscd. Notes		7.00	5/1/2026	870,000	[c]	867,890
USI, Sr. Unscd. Notes		6.88	5/1/2025	1,145,000	[c]	1,073,403
					3,384,451
Internet Software & Services - .2%
United Group BV, Sr. Scd. Bonds	EUR	3.63	2/15/2028	360,000	[c]	324,028
Materials - 3.6%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	1,025,000	[c]	881,506
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	1,245,000		1,070,708
Ardagh Packaging Finance, Gtd. Notes	GBP	4.75	7/15/2027	655,000		749,506
Flex Acquisition, Sr. Unscd. Notes		6.88	1/15/2025	500,000	[c]	471,235
Flex Acquisition, Sr. Unscd. Notes		7.88	7/15/2026	210,000	[c]	194,887
LABL Escrow Issuer, Sr. Scd. Notes		6.75	7/15/2026	310,000	[c]	286,943
LABL Escrow Issuer, Sr. Unscd. Notes		10.50	7/15/2027	430,000	[c]	403,971
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,740,000	[c]	1,331,152
Trivium Packaging Finance, Gtd. Notes		8.50	8/15/2027	1,340,000	[c]	1,354,137
					6,744,045
Media - 3.2%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/2026	650,000	[c]	635,732
Altice Finco, Scd. Notes		7.63	2/15/2025	670,000	[c]	642,359
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	360,000	[c]	315,908
Block Communications, Gtd. Notes		4.88	3/1/2028	170,000	[c]	159,056
CSC Holdings, Sr. Unscd. Notes		10.88	10/15/2025	200,000	[c]	216,625

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Media - 3.2% (continued)
Diamond Sports Group, Gtd. Notes		6.63	8/15/2027	1,150,000	[c]	775,445
DISH DBS, Gtd. Notes		5.88	11/15/2024	245,000		240,121
Entercom Media, Scd. Notes		6.50	5/1/2027	680,000	[c]	595,709
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	1,150,000	[c]	987,557
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	40,000	[c]	36,750
Summer BidCo, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	320,000	[c]	306,649
Tele Columbus, Sr. Scd. Notes	EUR	3.88	5/2/2025	260,000	[c]	239,283
Virgin Media Secured Finance, Sr. Scd. Bonds	GBP	5.00	4/15/2027	620,000		737,550
					5,888,744
Metals & Mining - .6%
First Quantum Minerals, Gtd. Notes		7.25	4/1/2023	415,000	[c]	357,940
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	815,000	[c]	714,148
					1,072,088
Real Estate - .1%
Brookfield Property REIT, Sr. Scd. Notes		5.75	5/15/2026	300,000	[c]	245,101
Retailing - 2.3%
LSF10 Wolverine Investments, Sr. Scd. Bonds	EUR	5.00	3/15/2024	640,000		603,507
Shop Direct Funding, Sr. Scd. Notes	GBP	7.75	11/15/2022	4,000,000		3,433,294
Staples, Sr. Scd. Notes		7.50	4/15/2026	385,000	[c]	339,042
					4,375,843
Technology Hardware & Equipment - .5%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	270,000	[c]	274,078
Banff Merger Sub, Sr. Unscd. Notes		9.75	9/1/2026	375,000	[c]	332,841
Presidio Holdings, Gtd. Notes		8.25	2/1/2028	189,000	[c]	167,974
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	150,000	[c]	138,380
					913,273
Telecommunication Services - 4.0%
Altice France Holding, Gtd. Notes	EUR	4.00	2/15/2028	290,000		263,498
Altice France Holding, Gtd. Notes		6.00	2/15/2028	210,000	[c]	186,308
CenturyLink, Sr. Unscd. Debs., Ser. G		6.88	1/15/2028	1,050,000		1,079,970
CenturyLink, Sr. Unscd. Notes		5.13	12/15/2026	165,000	[c]	165,412
Cincinnati Bell, Gtd. Notes		8.00	10/15/2025	225,000	[c]	232,593
CommScope, Gtd. Notes		8.25	3/1/2027	1,280,000	[c]	1,240,896
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	985,000	[c]	817,550
Front Range BidCo, Sr. Scd. Notes		4.00	3/1/2027	320,000	[c]	308,000
Intelsat Jackson Holdings, Gtd. Notes		8.50	10/15/2024	360,000	[c]	228,944
Intelsat Jackson Holdings, Gtd. Notes		9.75	7/15/2025	590,000	[c]	372,440
Intrado, Gtd. Notes		8.50	10/15/2025	700,000	[c]	516,040
Sprint, Gtd. Notes		7.13	6/15/2024	220,000		243,097
Sprint, Gtd. Notes		7.63	2/15/2025	515,000		573,787

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 83.9% (continued)
Telecommunication Services - 4.0% (continued)
Sprint Capital, Gtd. Notes		6.88	11/15/2028	50,000		57,388
Sprint Capital, Gtd. Notes		8.75	3/15/2032	460,000		610,903
Telecom Italia Capital, Gtd. Notes		6.00	9/30/2034	90,000		89,727
Ypso Finance Bis, Sr. Scd. Notes	EUR	8.00	5/15/2027	370,000	[c]	404,066
					7,390,619
Utilities - 1.0%
Calpine, Sr. Scd. Notes		4.50	2/15/2028	145,000	[c]	141,085
Calpine, Sr. Unscd. Notes		5.13	3/15/2028	135,000	[c]	125,213
Viridian Group FinanceCo, Sr. Scd. Notes	GBP	4.75	9/15/2024	1,430,000		1,640,910
					1,907,208
Total Bonds and Notes (cost $217,090,115)				156,452,240

Floating Rate Loan Interests - 46.9%
Advertising - .8%
ABG Intermediate Holdings 2, First Lien Initial Term Loan, 3 Month LIBOR +3.50%		4.95	9/29/2024	575,000	[d]	462,875
Clear Channel Outdoor Holdings, Term Loan B, 1 Month LIBOR +3.50%		4.49	8/21/2026	746,250	[d]	634,312
Terrier Media Buyer, Term Loan, 3 Month LIBOR +4.25%		5.70	12/17/2026	342,322	[d]	310,657
					1,407,844
Aerospace & Defense - .2%
Dynasty Acquisition I, 2020 Specified Refinancing Facility B-1 Term Loan, 3 Month LIBOR +3.50%		4.95	4/8/2026	263,002	[d]	213,361
Standard Aero, 2020 Specified Refinancing Facility B-2 Term Loan, 3 Month LIBOR +3.50%		4.95	4/8/2026	141,399	[d]	114,710
					328,071
Automobiles & Components - .3%
CTOS, Term Loan B, 1 Month LIBOR +4.25%		5.00	4/18/2025	197,082	[d]	169,984
Panther BF Aggregator 2, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.50%		4.44	4/30/2026	308,450	[d]	283,774
					453,758
Building Materials - 1.3%
Clay Holdco, First Lien Facility Term loan, 3 Month EURIBOR +5.00% @ Floor	EUR	5.00	11/1/2026	1,000,000	[d]	799,602

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Building Materials - 1.3% (continued)
Cornerstone Building, Initial Term Loan, 1 Month LIBOR +3.75%		4.56	4/12/2025	490,609	[d]	420,697
Forterra Finance, Replacement Term Loan, 1 Month LIBOR +3.00%		4.00	10/25/2023	461,116	[d]	385,800
LSF10 XL Bidco SCA, Facility B3 Term Loan, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	10/31/2026	1,000,000	[d]	839,781
					2,445,880
Chemicals - 1.8%
ColourOZ Investment 1, Second Lien Initial Euro Term Loan, 3 Month EURIBOR +7.25%	EUR	8.25	9/7/2022	117,760	[d,f]	64,768
ColourOZ Investment 2, First Lien Initial B-2 Term Loan, 3 Month LIBOR +3.00%		4.80	9/7/2021	1,702,765	[d]	1,194,371
ColourOZ Investment 2, First Lien Initial C Term Loan , 3 Month LIBOR +3.00%		4.80	9/7/2021	281,487	[d]	197,443
ColourOZ Investment 2, Second Lien Initial B-2 Term Loan, 3 Month LIBOR +7.25%		9.05	9/7/2022	2,004,737	[d]	1,125,159
Flint Group, First Lien B-8 Term Loan, 3 Month LIBOR +3.00%		4.80	9/7/2021	495,128	[d]	347,298
Polar US Borrower, Initial Term Loan, 1-3 Month LIBOR +4.75%		6.18	10/16/2025	430,934	[d]	380,299
					3,309,338
Commercial & Professional Services - 4.5%
Amentum Government Services Holdings, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		4.99	2/3/2027	286,410	[d]	267,793
APX Group, Term Loan, 3 Month LIBOR +5.00%		6.70	12/31/2025	280,766	[d]	233,694
Axiom Global, Initial Term Loan, 3 Month LIBOR +4.75%		6.21	10/1/2026	5,000,000	[d]	4,468,750
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		4.74	2/7/2026	34,287	[d]	27,430
Cast & Crew Payroll, Term Loan B, 1 Month LIBOR +3.75%		6.00	2/7/2026	34,373	[d,f]	27,327
Employbridge, Refinancing Term Loan, 3 Month LIBOR +4.50%		5.95	4/18/2025	197,333	[d]	156,387
Memora Servicios Funerarios, Uncommitted Term Loan Facility, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	9/29/2024	429,694	[d]	401,638

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Commercial & Professional Services - 4.5% (continued)
MPH Acquisition Holdings, Initial Term Loan, 3 Month LIBOR +2.75%		4.20	6/7/2023	325,000	[d]	292,500
Pi Lux Finco, Second Lien Facility 1 Term Loan, 6 Month LIBOR +7.25%		8.32	1/1/2026	115,000	[d,f]	97,750
Pompas Funebres Mediterraneas, Facility B4 Term loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	9/29/2024	203,505	[d]	190,218
Prime Security Services Borrower, 2019 Refinancing Term Loan B-1, 1 Month LIBOR +3.25%		4.61	9/23/2026	258,288	[d]	234,655
Sabert, Initial Term Loan, 3 Month LIBOR +4.50%		5.50	12/10/2026	365,974	[d]	340,356
Sapphire Bidco, Second Lien Facility, 3 Month EURIBOR +6.88% @ Floor	EUR	6.88	6/8/2026	241,379	[d]	163,191
Taurus Bidco, Facility B2 Term loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	9/29/2024	256,832	[d]	240,063
Taurus Midco, Facility B1 Term loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	9/29/2024	109,969	[d]	102,789
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%		5.49	8/27/2025	496,222	[d]	471,411
Weight Watchers International, Initial Term Loan, 3 Month LIBOR +4.75%		6.72	11/29/2024	781,070	[d]	738,111
					8,454,063
Consumer Discretionary - 2.9%
Allen Media, Initial Term Loan, 3 Month LIBOR +5.50%		7.23	2/10/2027	168,142	[d]	141,240
Dealer Tire, Term Loan B-1, 1 Month LIBOR +4.25%		5.24	2/5/2027	744,375	[d]	619,071
Freshworld Holding IV, Facility B Term Loan, 2 Month EURIBOR +4.00% @ Floor	EUR	4.00	10/2/2026	1,000,000	[d,f]	909,892
Silk Bidco, Facility B Term Loan, 6 Month EURIBOR +3.75% @ Floor	EUR	3.75	2/22/2025	1,700,000	[d]	1,265,578
Tackle, Incremental Facility Term Loan, 6 Month EURIBOR +4.00% @ Floor	EUR	4.00	8/14/2024	2,000,000	[d]	1,797,738
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		4.50	12/15/2024	744,295	[d]	589,586
					5,323,105

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Consumer Staples - .2%
KIK Custom Products, Term Loan B-3, 1 Month LIBOR +4.00%		5.00	5/15/2023	500,000	[d]	452,292
Diversified Financials - .1%
Fiserv Investment Solutions, Initial Term Loan, 3 Month LIBOR +4.75%		6.44	2/18/2027	280,000	[d,f]	242,200
Electronic Components - 1.0%
Idemia Identity & Securities, Facility B Term Loan, 3 Month EURIBOR +3.75% @ Floor	EUR	3.75	1/10/2024	2,000,000	[d]	1,855,232
Energy - .9%
BCP Renaissance Parent, Initial Term Loan, 3 Month LIBOR +3.50%		4.95	11/1/2024	204,480	[d]	105,307
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%		4.92	5/29/2025	744,318	[d]	392,628
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%		5.17	7/18/2025	395,015	[d]	179,074
Lucid Energy Group II, Initial Term Loan, 1 Month LIBOR +3.00%		3.99	2/18/2025	496,202	[d]	287,383
Prairie ECI Acquiror, Initial Term Loan, 3 Month LIBOR +4.75%		6.20	3/11/2026	331,369	[d]	176,371
Traverse Midstream Partners, Advance Term Loan, 1 Month LIBOR +4.00%		5.00	9/27/2024	94,036	[d]	53,929
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%		6.75	6/21/2026	746,250	[d]	432,825
					1,627,517
Environmental Control - .1%
EnergySolutions, Initial Term Loan, 3 Month LIBOR +3.75%		5.20	5/11/2025	144,632	[d]	127,276
Food Products - .7%
Atkins Nutritionals Holdings, Initial Term Loan, 1 Month LIBOR +3.75%		4.55	7/7/2024	201,536	[d]	188,436
Froneri US, Second Lien Facility USD Term Loan, 1 Month LIBOR +5.75%		6.74	1/31/2028	343,084	[d,f]	325,930
Labeyrie Fine Foods, Facility B Term Loan, 3 Month EURIBOR +4.25% @ Floor	EUR	4.25	5/23/2023	1,000,000	[d]	854,747
					1,369,113
Food Service - .5%
Telfer Investments, Facility B-1 Term Loan, 6 Month EURIBOR +4.75% @ Floor	EUR	4.75	7/1/2026	1,000,000	[d]	733,428

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Food Service - .5% (continued)
TKC Holdings, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		4.75	2/1/2023	224,415	[d]	183,403
					916,831
Health Care - 4.7%
Agiliti Health, Term Loan, 1 Month LIBOR +3.00%		4.63	1/4/2026	32,016	[d]	30,895
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%		4.95	4/21/2024	308,414	[d]	220,345
Albany Molecular Research, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		4.25	8/31/2024	482,525	[d]	424,473
Alphabet Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		4.49	9/28/2024	744,275	[d]	601,623
Alphabet Holding, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%		8.74	8/15/2025	85,000	[d]	63,155
Auris Luxembourg III, Facility B-2 Term Loan, 1 Month LIBOR +3.75%		4.74	2/21/2026	517,308	[d]	397,034
Cidron Atrium, Facility B Term Loan, 6 Month EURIBOR +3.50% @ Floor	EUR	3.50	2/26/2025	2,000,000	[d]	1,753,611
CPI Holdco, First Lien Closing Date Term Loan, 3 Month LIBOR +4.25%		5.70	11/4/2026	193,720	[d,f]	170,473
Da Vinci Purchaser, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		5.87	1/8/2027	279,863	[d]	267,969
Envision Healthcare, Initial Term Loan, 1 Month LIBOR +3.75%		4.74	10/10/2025	274,306	[d]	146,068
EyeCare Partners, First Lien Initial Delayed Draw Term Loan, 3 Month LIBOR +1.00% @ Floor		1.00	2/20/2027	5,784	[d,g]	4,753
EyeCare Partners, First Lien Initial Term Loan, 6 Month LIBOR +3.75%		4.82	2/20/2027	24,789	[d]	20,368
Femur Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		5.95	3/5/2026	348,246	[d]	282,079
Global Medical Response, 2018 Term Loan, 2 Month LIBOR +3.25%		4.93	4/28/2022	496,193	[d]	463,940
Hera, Facility B Term Loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	9/20/2024	2,000,000	[d]	1,930,075
Immucor, Term Loan B-3, 3 Month LIBOR +5.00%		6.45	6/15/2021	287,446	[d]	252,234

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Health Care - 4.7% (continued)
MED ParentCo, First Lien Delayed Draw Term Loan, 1-3 Month LIBOR +4.25%		4.89	8/31/2026	149,515	[d,g]	125,594
MED ParentCo, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		5.24	8/31/2026	597,141	[d]	501,602
Novacap Group Bidco, Facility B Term Loan, 6 Month EURIBOR +3.50% @ Floor	EUR	3.50	6/22/2023	1,000,000	[d]	815,595
Ortho-Clinical Diagnostics, Refinancing Term Loan, 1 Month LIBOR +3.25%		4.77	6/30/2025	321,231	[d]	277,061
Surgery Center Holdings, Initial Term Loan, 1 Month LIBOR +3.25%		4.25	8/31/2024	85,963	[d]	66,664
					8,815,611
Industrial - 3.1%
Brand Industrial Service, Initial Term Loan, 3 Month LIBOR +4.25%		5.98	6/21/2024	97,261	[d]	78,888
Qualtek USA, Tranche B Term Loan, 1-3 Month LIBOR +6.25%		7.63	7/18/2025	5,109,768	[d]	4,573,243
Titan Acquisition, Initial Term Loan, 3 Month LIBOR +3.00%		4.45	3/28/2025	744,304	[d]	619,417
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		5.45	3/8/2025	268,629	[d,f]	194,756
Yak Access, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		6.45	7/11/2025	484,076	[d]	358,217
					5,824,521
Information Technology - 5.3%
AI Avocado Holding, Facility B3 Term Loan, 1 Month EURIBOR +4.50% @ Floor	EUR	4.50	9/30/2023	1,000,000	[d]	846,476
Avaloq Group, Facility B Term Loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	6/15/2024	1,000,000	[d]	998,124
Boxer Parent, Initial Dollar Term Loan, 1 Month LIBOR +4.25%		5.24	10/2/2025	744,347	[d]	625,903
Camelot Finance, Initial Term Loan, 1 Month LIBOR +3.25%		4.24	10/31/2026	81,187	[d]	77,534
Dcert Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		4.99	10/16/2026	334,898	[d]	301,130
Dun & Bradstreet, Term Loan B, 1 Month LIBOR +4.00%		4.96	2/8/2026	500,000	[d]	454,375
Evergreen Skills Lux, First Lien Initial Term Loan, 3 Month LIBOR +4.75%		6.53	4/28/2021	5,984,169	[d]	3,949,551

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Information Technology - 5.3% (continued)
Finastra USA, First Lien Dollar Term Loan, 3 Month LIBOR +3.50%		5.28	6/13/2024	994,630	[d]	859,524
Informatica, Dollar 2020 Term Loan, 1 Month LIBOR +3.25		4.24	2/14/2027	205,580	[d]	180,226
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		4.24	12/1/2024	268,629	[d]	225,649
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%		6.03	5/18/2025	746,222	[d]	577,699
Rackspace Hosting, First Lien B Term Loan, 3 Month LIBOR +3.00%		4.76	11/3/2023	278,721	[d]	246,049
TIBCO Software, Term Loan B-3, 1 Month LIBOR +3.75%		4.74	7/3/2026	163,160	[d]	155,002
Ultimate Software Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		4.74	5/3/2026	377,640	[d]	355,610
					9,852,852
Insurance - 4.5%
Alliant Holdings Intermediate, 2018 Initial Term Loan, 1 Month LIBOR +3.00%		3.99	5/10/2025	450,067	[d]	412,711
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR +6.50%		7.49	8/4/2025	1,017,980	[d]	943,540
HUB International, 2019 Incremental Term Loan, 3 Month LIBOR +4.00%		5.69	4/25/2025	568,110	[d]	541,125
Mayfield Agency Borrower, First Lien B Term Loan, 1 Month LIBOR +4.50%		5.49	2/28/2025	694,446	[d]	565,974
Sedgwick CMS, 2019 New Term Loan, 1 Month LIBOR +4.00%		4.99	9/4/2026	992,500	[d]	906,277
Selectquote, Initial Term Loan, 1 Month LIBOR +6.00%		7.00	11/5/2024	5,000,000	[d,f]	4,625,000
USI, 2019 New Term Loan, 1 Month LIBOR +4.00%		4.99	12/2/2026	485,199	[d]	442,339
					8,436,966
Internet Software & Services - 3.1%
Infinitas Learning, Facility B4 Term Loan, 6 Month EURIBOR +4.25% @ Floor	EUR	4.25	5/3/2024	2,000,000	[d]	1,863,901
ION Trading Finance, Initial Euro Term Loan, 3 Month EURIBOR +3.25%	EUR	4.25	11/21/2024	1,987,208	[d]	1,803,762

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Internet Software & Services - 3.1% (continued)
Speedster Bidco GmbH, Second Lien Term Loan, 3 month EURIBOR +6.25% @ Floor	EUR	6.25	3/31/2028	1,000,000	[d]	872,670
Web.com Group, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		4.95	10/11/2025	750,000	[d]	622,500
WeddingWire, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		5.95	12/21/2025	744,347	[d,f]	651,303
					5,814,136
Materials - 3.0%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		6.11	7/31/2025	694,697	[d]	535,611
Berlin Packaging, First Lien Initial Term Loan, 1-3 Month LIBOR +3.00%		4.53	11/7/2025	276,698	[d]	242,802
Canister International, Initial Term Loan, 1 Month LIBOR +4.75%		5.74	12/20/2026	160,595	[d]	138,513
Charter NEX US, Incremental Term Loan, 1 Month LIBOR +3.50%		4.49	5/16/2024	735,656	[d]	648,602
Flex Acquisition, 2018 Incremental B Term Loan, 3 Month LIBOR +3.25%		5.16	6/29/2025	500,000	[d]	460,000
LABL, Initial Euro Term Loan, 1 Month EURIBOR +5.00% @ Floor	EUR	5.00	7/2/2026	2,000,000	[d]	1,880,444
Plaze, Initial Term Loan, 6 Month LIBOR +3.50%		4.57	8/3/2026	748,125	[d,f]	647,128
Tecostar Holdings, 2017 First Lien Term Loan, 3 Month PRIME +2.50%		5.75	5/1/2024	495,539	[d,f]	423,686
TricorBraun, First Lien Closing Date Term Loan 3 Month LIBOR +3.75%		5.20	11/30/2023	744,235	[d]	627,018
					5,603,804
Media - 3.4%
Banijay Group US Holding, USD Term Loan, 1 Month LIBOR +3.75% @ Floor		3.75	3/1/2025	203,313	[d,f]	182,982
Gamma Infrastructure III, Facility B Term Loan, 6 Month EURIBOR +3.50% @ Floor	EUR	3.50	1/9/2025	2,000,000	[d,f]	1,930,075
NEP Europe Finco, Initial Euro Term Loan, 3 Month EURIBOR +3.50% @ Floor	EUR	3.50	10/20/2025	1,984,925	[d]	1,437,554
NEP Group, Second Lien Initial Term Loan, 3 Month LIBOR +7.00%		8.45	10/19/2026	150,000	[d,f]	76,875

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Media - 3.4% (continued)
Springer Nature, Term Loan B 15, 1 Month EURIBOR +3.25%	EUR	3.75	8/14/2024	1,948,999	[d]	1,966,839
Univision Communications, 2017 Replacement Term Loan, 1 Month LIBOR +2.75%		3.75	3/15/2024	117,753	[d]	101,341
WideOpenWest Finance, Refinancing B Term Loan, 1 Month LIBOR +3.25%		4.25	8/19/2023	744,275	[d]	694,036
					6,389,702
Real Estate - .2%
Cushman & Wakefield, Replacement Term Loan, 1 Month LIBOR +2.75%		3.74	8/21/2025	402,795	[d]	357,481
Retailing - 2.0%
Bass Pro Group, Initial Term Loan, 3 Month LIBOR +5.00%		6.07	9/25/2024	346,567	[d]	292,849
BBD Bidco, Facility B1 Term Loan, 6 Month GBPLIBOR +4.75%	GBP	5.45	11/7/2026	1,000,000	[d]	1,074,416
CD&R Firefly Bidco, Facility B1 Term Loan, 3 Month GBPLIBOR +4.50% @ Floor	GBP	4.50	6/21/2025	1,000,000	[d]	1,012,311
Peer Holding III, Facility B Term Loan, 6 Month EURIBOR +3.25% @ Floor	EUR	3.25	3/8/2025	1,000,000	[d]	934,156
Staples, 2019 Refinancing New Term Loan B-1, 1 Month LIBOR +5.00%		6.52	4/12/2026	141,241	[d]	112,851
Talbots, First Lien Initial Term Loan, 3 Month LIBOR +7.00%		8.45	11/28/2022	284,003	[d]	220,102
					3,646,685
Semiconductors & Semiconductor Equipment - .4%
Natel Engineering, Initial Term Loan, 1-6 Month LIBOR +5.00% @ Floor		5.00	4/30/2026	746,241	[d]	570,874
Ultra Clean Holdings, Term Loan B, 1 Month LIBOR +4.50%		5.49	8/27/2025	254,259	[d]	219,298
					790,172
Technology Hardware & Equipment - .8%
Access CIG, First Lien B Term Loan, 3 Month LIBOR +3.75%		5.52	2/27/2025	174,555	[d]	143,790
McAfee, USD Term Loan B, 1 Month LIBOR +3.75%		4.69	9/29/2024	496,222	[d]	468,929
Perforce Software, Term Loan, 1 Month LIBOR +3.75%		4.74	7/1/2026	298,502	[d]	254,721
Sandvine, First Lien Initial Term Loan, 1 Month LIBOR +4.50%		5.49	11/2/2025	194,508	[d,f]	166,304

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 46.9% (continued)
Technology Hardware & Equipment - .8% (continued)
Surf Holdings, Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR +3.50%	4.81	3/5/2027	181,579	[d]	162,967
VeriFone Systems, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	5.69	8/20/2025	548,611	[d]	359,340
				1,556,051
Telecommunication Services - .6%
Altice France, USD TLB-13 Incremental Term Loan, 1 Month LIBOR +4.00%	4.70	8/14/2026	449,091	[d]	430,005
Intelsat Jackson Holdings, Tranche B-3 Term Loan, 3 Month LIBOR +3.75%	5.68	11/27/2023	240,000	[d]	222,450
SpeedCast International, Initial Term Loan, 3 Month PRIME +1.75%	5.00	5/15/2025	97,645	[d]	24,655
West Corp., Initial B Term Loan, 3 Month LIBOR +4.00%	5.45	10/10/2024	480,706	[d]	365,097
				1,042,207
Utilities - .5%
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	4.75	6/3/2024	1,000,000	[d]	890,000
Total Floating Rate Loan Interests (cost $103,419,033)			87,332,708

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	[b] Value ($)
Investment Companies - 9.7%
Registered Investment Companies - 9.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $18,176,517)	0.40	18,176,517	[h] 18,176,517
Total Investments (cost $338,685,665)		140.5%	261,961,465
Liabilities, Less Cash and Receivables		(40.5%)	(75,576,541)
Net Assets		100.0%	186,384,924

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

REIT—Real Estate Investment Trust

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $128,916,236 or 69.17% of net assets.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

f The fund held Level 3 securities at March 31, 2020, these securities were valued at $10,736,449 or 5.76% of net assets.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	44.6
Consumer, Non-cyclical	17.7
Communications	15.5
Industrial	15.2
Consumer, Cyclical	11.3
Investment Companies	9.7
Financial	9.2
Technology	7.5
Energy	4.9
Basic Materials	3.4
Utilities	1.5
140.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/30/19 ($)	Purchases ($)	Sales ($)	Value 3/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	459,575,333	441,398,816	18,176,517	9.7	591,458

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs
United States Dollar	12,333,115	British Pound	9,420,000	4/14/2020	629,319
United States Dollar	7,502,119	British Pound	6,270,000	4/30/2020	(291,303)
United States Dollar	114,361,689	Euro	102,397,000	4/14/2020	1,370,009
Euro	3,350,000	United States Dollar	3,641,367	4/14/2020	55,246
United States Dollar	7,608,828	Euro	7,000,000	4/14/2020	(115,439)
Euro	770,000	United States Dollar	833,425	4/30/2020	16,855
United States Dollar	9,406,726	Euro	8,581,000	4/30/2020	(68,929)
Gross Unrealized Appreciation					2,071,429
Gross Unrealized Depreciation					(475,671)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	320,509,148	243,784,948
Affiliated issuers	18,176,517	18,176,517
Cash		1,520,748
Cash denominated in foreign currency	12,376,751	12,378,487
Receivable for investment securities sold		6,882,674
Dividends and interest receivable		4,016,799
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,071,429
Prepaid expenses		138,453
		288,970,055
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		970,697
Loan payable—Note 2		88,000,000
Payable for investment securities purchased		7,485,517
Distributions payable		5,306,002
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		475,671
Interest and loan fees payable—Note 2		160,275
Directors’ fees and expenses payable		3,826
Other accrued expenses		183,143
		102,585,131
Net Assets ($)		186,384,924
Composition of Net Assets ($):
Paid-in capital		265,300,100
Total distributable earnings (loss)		(78,915,176)
Net Assets ($)		186,384,924

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	2,653,001
Net Asset Value Per Share ($)	70.25

See notes to financial statements.

STATEMENT OF OPERATIONS

From August 30, 2019 (commencement of operations) to March 31, 2020

Investment Income ($):
Income:
Interest (net of $5,688 foreign taxes withheld at source)	12,085,931
Dividends from affiliated issuers	591,458
Total Income	12,677,389
Expenses:
Management fee—Note 3(a)	2,282,081
Interest expense and loan fees—Note 2	1,295,759
Professional fees	158,555
Custodian fees—Note 3(b)	24,100
Directors’ fees and expenses—Note 3(c)	17,037
Shareholders’ reports	13,999
Shareholder servicing costs	7,006
Chief Compliance Officer fees—Note 3(b)	5,314
Registration fees	1,521
Miscellaneous	135,454
Total Expenses	3,940,826
Investment Income—Net	8,736,563
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,909,409)
Net realized gain (loss) on forward foreign currency exchange contracts	(61,806)
Net Realized Gain (Loss)	(2,971,215)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(76,659,153)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,595,758
Net Change in Unrealized Appreciation (Depreciation)	(75,063,395)
Net Realized and Unrealized Gain (Loss) on Investments	(78,034,610)
Net (Decrease) in Net Assets Resulting from Operations	(69,298,047)

See notes to financial statements.

STATEMENT OF CASH FLOWS

From August 30, 2019 (commencement of operations) to March 31, 2020

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(411,652,894)
Proceeds from sales of portfolio securities	88,837,181
Net purchase (sales) of short-term securities	(18,176,517)
Dividends and interest received	8,723,900
Interest and loan fees paid	(1,135,484)
Paid to BNY Mellon Investment Adviser, Inc.	(1,311,384)
Operating expenses paid	(314,470)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	(61,806)
Net Cash Provided (or Used) in Operating Activities		(335,091,474)
Cash Flows from Financing Activities ($):
Dividends paid to Shareholders	(4,311,127)
Proceeds from shares sold	265,200,100
Increase in loan outstanding	88,000,000
Net Cash Provided (or Used) in Financing Activities		348,888,973
Effect of foreign exchange rate changes on cash		1,736
Net Increase (Decrease) in cash		13,799,235
Cash at beginning of period		100,000
Cash and cash denominated in foreign currency at end of period		13,899,235
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(69,298,047)
Adjustments to reconcile net (decrease) in net assets
resulting from operations to net cash
provided (or Used) in operating activities ($):
Increase in investments in securities at cost		(339,213,651)
Increase in dividends and interest receivable		(3,953,488)
Increase in receivable for investment securities sold		(6,882,674)
Increase in prepaid expenses		(138,453)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		970,697
Increase in payable for investment securities purchased		7,485,517
Increase in interest and loan fees payable		160,275
Increase in Directors' fees and expense payable		3,826
Increase in other accrued expenses		183,143
Net change in unrealized (appreciation) depreciation on investments		75,063,395
Net amortization of premiums on investments		527,986
Net Cash Provided (or Used) in Operating Activities		(335,091,474)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

From August 30, 2019 (commencement of operations) to March 31, 2020

Operations ($):
Investment income—net	8,736,563
Net realized gain (loss) on investments	(2,971,215)
Net change in unrealized appreciation (depreciation) on investments	(75,063,395)
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,298,047)
Distributions ($):
Distributions to shareholders	(9,617,129)
Capital Stock Transactions ($):
Net proceeds from shares sold	265,200,100
Increase (Decrease) in Net Assets from Capital Stock Transactions	265,200,100
Total Increase (Decrease) in Net Assets	186,284,924
Net Assets ($):
Beginning of Period	100,000
End of Period	186,384,924
Capital Share Transactions (Shares):
Initial Shares	1,000
Shares sold	2,652,001
Net Increase (Decrease) in Shares Outstanding	2,653,001

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from August 30, 2019 (commencement of operations) to March 31, 2020. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Per Share Data ($):
Net asset value, beginning of period	100.00
Investment Operations:
Investment income—net[a]	3.29
Net realized and unrealized gain (loss) on investments	(29.41)
Total from Investment Operations	(26.12)
Distributions:
Dividends from investment income—net	(3.63)
Net asset value, end of period	70.25
Total Return (%)	(26.60)[b]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	2.56[c]
Ratio of net expenses to average net assets	2.56[c]
Ratio of interest expense and loan fees to average net assets	.84[c]
Ratio of net investment income to average net assets	5.67[c]
Portfolio Turnover Rate	34.44[b]
Net Assets, end of period ($ x 1,000)	186,385
Average borrowings outstanding ($ x 1,000)	35,321
Weighted average number of fund
shares outstanding ($ x 1,000)	2,653
Average amount of debt per share ($)	13.31

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) had no operations until August 30, 2019 (commencement of operations) other than matters relating to its organization and registration under the Investment Company Act of 1940, as amended (the “Act”). The fund is non-diversified closed-end management investment company that has a limited term of approximately six years. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund will terminate at the close of business on August 30, 2025, the sixth anniversary of the closing date of the fund’s initial public offering (the “Termination Date”), although the fund’s Board of Directors (the “Board”) may choose to commence the liquidation and termination of the fund prior to the Termination Date. The Board may also, in its sole discretion and without shareholder approval, extend the Termination Date by up to one year to a date on or before August 30, 2026, the seventh anniversary of the fund’s initial public offering, which date shall then become the Termination Date. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund sold 2,652,001 shares of its common stock, par value $0.001 per share, at $100.00 per share through an initial public offering on August 30, 2019. The Adviser agreed to pay all of the initial organizational and offering expenses of the fund.

The fund determines its net asset value quarterly for purposes of compliance with the Act, although it also calculates and publishes a daily net asset value. Shareholders are not able to transact in the fund’s shares on a daily basis and, as a result, should consider the daily net asset value provided by the fund for informational purposes only. Shareholders should not rely on third-party information that uses the published daily net asset value to calculate the fund’s performance. The fund’s performance, based on its quarterly net asset value, will be provided in the fund’s reports to shareholders.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Certain of the fund’s investments will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realize upon the disposal of such investments. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Loan Obligations	-	83,148,207	-	83,148,207
Corporate Bonds	-	73,304,033	-	73,304,033
Floating Rate Loan Interests	-	76,596,259	10,736,449	87,332,708
Investment Companies	18,176,517	-	-	18,176,517
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,071,429	-	2,071,429
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(475,671)	-	(475,671)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balanced as of 8/30/2019	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(275,000)
Purchases/Issuances	4,900,000
Sales/Dispositions	-
Transfers into Level 3†	6,111,449
Transfers out Level 3	-
Balanced as of 3/31/2020††	10,736,449
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 3/31/2020	(1,279,313)

† Transfers into Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of significant observable inputs.

†† Securities deemed as Level 3 due to the lack of significant observable input by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Interest income from investments in collateralized loan obligations (“CLOs”) equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Adviser monitors the expected cash flows from its CLOs equity investments and effective yield is determined and adjusted as needed.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to

NOTES TO FINANCIAL STATEMENTS (continued)

make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

The fund invests in CLOs. CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

The fund may invest in directly-originated loans as part of its Direct Lending Strategy. As part of this strategy, the fund may originate direct loans to companies where the fund would benefit from a first lien senior priority ranking in the company’s capital structure. The fund also may engage in unitranche lending, in which a senior loan tranche and a mezzanine loan tranche of an issuer are blended into a single first ranking tranche of debt. These loans are typically arranged so that they pay a floating rate of interest made up of a base rate, such as London Interbank Offered Rate (“LIBOR”), plus an additional margin to compensate for credit risk (such margin may be paid fully in cash or may incorporate a “payment-in-kind” or “PIK” component which is not paid in cash, but which accrues and is added to the outstanding principal amount to be paid on the contractual maturity date). As part of this strategy, in certain circumstances, the fund may take an equity position in a company it lends to. The fund also may invest in second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans (“Subordinated Loans”). Subordinated Loans sit below the senior secured debt in a company’s capital structure, but have priority over the company’s bonds and equity securities. The fund, from time to time, also may seek to participate in the upside gain of a business through the exercise of warrants or other equity securities acquired in connection with its investment in a Subordinated Loan.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. To permit the fund to maintain a more stable quarterly distribution, the fund may from time to time distribute less than the entire amount of income earned

NOTES TO FINANCIAL STATEMENTS (continued)

in a particular period. Any such undistributed income would be available to supplement future distributions. As a result, the distributions paid by the fund for any particular quarterly period may be more or less than the amount of income actually earned by the fund during that period. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 28, 2020, the Board declared a cash dividend of $2.000 per share from undistributed investment income-net, payable on April 1, 2020 to Shareholders of record as of the close of business on March 13, 2020. The ex-dividend date was March 12, 2020.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

At March 31, 2020, the components of accumulated earnings on a tax basis were as follows: ordinary income $7,213,810, accumulated capital losses $4,579,422 and unrealized depreciation $76,243,562.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2020. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended March 31, 2020 was as follows: ordinary income $9,617,129.

(h) Share repurchases: Beginning in September 2020 and ending upon the adoption by the Board of a plan of liquidation, the fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of its shares of common stock then outstanding in the sole discretion of the Board. Each tender offer would be made, and shareholders would be notified, in accordance with the requirements of the Act and the Securities Exchange Act of 1934, as amended. If the fund were to conduct a tender offer, shareholders should read carefully the tender offer documents once they are filed with the SEC and become available, as they will contain important information about the offer.

NOTE 2—Borrowings:

The fund has a $132,000,000 Revolving Credit and Security Agreement (the “Agreement”), which continues until September 3, 2021. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances). The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended March 31, 2020, total fees pursuant to the Agreement amounted to $1,295,759 inclusive of $1,175,113 of interest expenses and $120,646 of loan fees.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2020 was $35,320,930, with a related weighted average annualized interest rate of 3.33%. The fund’s borrowings under the Agreement are secured by its portfolio holdings.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s “Managed Assets” determined as of the last day of each quarter, and is payable quarterly in arrears. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred

NOTES TO FINANCIAL STATEMENTS (continued)

Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .625% of the value of the fund’s Managed Assets determined as of the last day of each quarter, and payable quarterly in arrears.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2020, the fund was charged $24,100 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund will receive interest income or overdraft fees when cash balances are maintained. These fees, if any, are included in interest income in the Statement of Operations.

During the period ended March 31, 2020, the fund was charged $5,314 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $954,705, custodian fees of $13,995 and Chief Compliance Officer fees of $1,997.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2020, amounted to $420,036,575 and $96,213,469, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to

90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At March 31, 2020, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements,

NOTES TO FINANCIAL STATEMENTS (continued)

if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,071,429	(475,671)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,071,429	(475,671)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	2,071,429	(475,671)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs	2,071,429		(475,671)	(1,595,758)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Goldman Sachs	(475,671)		475,671	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2020:

Average Market Value ($)
Forward contracts	120,096,838

At March 31, 2020, the cost of investments for federal income tax purposes was $337,945,886; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $75,984,421, consisting of $657,403 gross unrealized appreciation and $76,641,824 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “Fund”), including the statements of investments and forward foreign currency exchange contracts, as of March 31, 2020, and the statement of investments in affiliated issuers as of and for the period from August 30, 2019 (commencement of operations) to March 31, 2020, the related statements of operations, changes in net assets and cash flows for the period from August 30, 2019 (commencement of operations) to March 31, 2020, and the related notes (collectively, the financial statements), and the financial highlights for the period from August 30, 2019 (commencement of operations) to March 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations, its changes in net assets, its cash flows and the financial highlights for the period from August 30, 2019 (commencement of operations) to March 31, 2020 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
May 28, 2020

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

Andrew J. Donohue (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Kenneth A. Himmel (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 22

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

Amanda Quinn, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Robert Salviolo
Kenneth A. Himmel	Chief Compliance Officer
Stephen J. Lockwood	Joseph W. Connolly
Roslyn M. Watson
Benaree Pratt Wiley	Portfolio Managers
Chris Barris
Officers	Kevin Cronk
President	Leland Hart
Renee-Laroche-Morris	Hiram Hamilton
Chief Legal Officer	Vijay Rajguru
Bennett A. MacDougall	Suhail Shaikh
Vice President and Secretary	Adviser
James Bitetto	BNY Mellon Investment Adviser, Inc.
Vice Presidents and Assistant Secretaries	Sub-Investment Adviser
Sonalee Cross	Alcentra NY, LLC
Deirdre Cunnane	Custodian
Sarah S. Kelleher	The Bank of New York Mellon
Jeff Prusnofsky	Counsel
Peter M. Sullivan	Proskauer Rose LLP
Amanda Quinn	Transfer Agent,
Natalya Zelensky	Dividend Disbursing Agent
Vice President	Computershare Inc.
David DiPetrillo	Initial SEC Effective Date
Treasurer	8/28/2019
James Windels
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

NOTES

NOTES

For More Information

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	XALCX

For more information about the fund visit https://im.bnymellon.com/us/en/intermediary/products/specialty-products/alcentra-closed-end-fund.jsp. Here you will find the fund’s daily and most recently available quarterly net asset values, press releases, quarterly fact sheets and portfolio manager commentary, distribution information, the fund’s Top 10 portfolio holdings and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 will be available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0816AR0320

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2019 and $110,000 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2019 and $6,090 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2019 and $3,040 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 20020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2019 and $463,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on BNYM Investment Adviser's website, by the following August 31st, at http://im.bnymellon.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is BNYM Investment Adviser's policy to seek to vote all proxies for securities held in the fund's portfolios for which BNYM Investment Adviser has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of May 28, 2020, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA, Hiram Hamilton, Leland Hart and Suhail Shaikh are the fund's primary portfolio managers, positions they have held since October 2017, October 2017, February 2018 and February 2018, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer.  He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail finds.  Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience.  Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee.  Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Mr. Hamilton is a Managing Director and Global Head of Structured Credit at Alcentra, which he joined in September 2017 from Alcentra Limited, where he was employed since 2008.  Alcentra Limited is an affiliate of Alcentra and BNYM Investment Adviser and, along with Alcentra, is a subsidiary of BNY Alcentra Group Holdings, Inc.  Mr. Hamilton serves as the portfolio manager for Alcentra's structured credit investments funds, overseeing approximately $4 billion of investments in structured products, with a particular focus on CLO investments, across Alcentra's funds.

Mr. Hart joined Alcentra in January 2018 as Managing Director and Head of U.S. Loans and High Yield.  He joined Alcentra from BlackRock Asset Management, where he was a Managing Director, having joined in 2009.

Mr. Shaikh joined Alcentra in May 2018, and is a Managing Director and Head of U.S. Direct Lending.  Mr. Shaikh joined Alcentra from Solar Capital Partners LLC, where he was a senior investment professional responsible for the origination, structuring and investment of middle market principal credits, spanning first and second lien loans as well as unitranche transactions.  Prior to joining Solar Capital in 2011, Mr. Shaikh was in investment banking for over fifteen years as a leveraged finance specialist and financial sponsor banker, most recently as a Managing Director in the Financial Sponsors Group at Bank of America Merrill Lynch.  He previously worked in CIBC World Market's Financial Sponsor Group in New York, and in Leveraged Finance and Telecom Groups at JPMorgan & Co. in New York and London.

(a)(2) The following information is as of August 31, 2019:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk, Leland Hart, Hiram Hamilton and Suhail Shaikh are the Registrant's primary portfolio managers.  Messrs. Barris, Cronk, Hart , Hamilton and Shaikhare employees of Alcentra.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2020:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	4	$2.0B	2	$505.0 M	5	$1.3B
Kevin Cronk	4	$2.0B	2	$590.0M	4	$1.4B
Leland Hart	4	$2.0B	3	$686.0M	20	$7.0B
Hiram Hamilton	2	$384.0M	7	$3.1B	7	$3.6B
Suhail Shaikn	1	$278.0M	None	N/A	None	N/A

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2020:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	$100,001 - $500,000
Kevin Cronk	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	$50,001 - $100,000
Leland Hart	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	$100,001 - $500,000
Hiram Hamilton	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	$0
Suhail Shaiken	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	$0

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's  or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may gave deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of BNYM Investment Adviser or Alcentra.  Accordingly, BNYM Investment Adviser and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    May 26, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    May 26, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)